UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

30 East Main Street

Berryville, VA 22611

(Address of principal executive offices)

(Zip code)

Dennis Connor

30 East Main Street

Berryville, VA 22611

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

CAMCO INVESTORS FUND

December 31, 2010

Dear Fellow Shareholders,

We are pleased to report that the CAMCO Investors Fund had excellent year in 2010, gaining +14.62%.  This compares favorably with a gain for the Domini 400 Social Index of 11.89%.  Returns for the S+P 500 and Russell 3000 Value Indices were 15.06% and 16.23%, respectively.

Although this past year ended with a very strong fourth quarter, market behavior in the first three quarters was reminiscent of the double headed “pushme-pullyou” from the original 1967 Dr. Dollittle movie.   The tug of war between bull and bears, positive and negative economic data, and fear and greed caused the markets to be pulled up and down in a series of swings, without apparent direction.   By September, however, it became apparent that the slow pace of the economic recovery was going to continue and that a double dip economic recession was unlikely.  Fuel in the fourth quarter was added by a more business friendly make up of the new Congress, the extension of the 2003 Bush tax cuts and the second round of Quantitative Easing (QE2) from the Federal Reserve.

The Fund was helped by strong moves in the materials and energy sectors, as worldwide economic expansion continued.  The portfolio saw strong gains from the iShares Silver Trust, the Market Vectors Junior Gold Miners, National Oilwell Varco, Freeport McMoran Copper and Saul Centers REIT, all rising 50% or more.  The portfolio was hurt by weakness in the healthcare and defense sectors as the rollout of “Obamacare” and prospects of cuts in defense spending were digested.  L3 Communications (-17%) , Medtronic  (-12%) ,  and Zimmer (-9%) were the largest drags on Fund performance.  We continue to like each of those companies and expect the low valuations in healthcare and defense to provide an excellent source for new investment ideas.  We would also like to mention that the Fund performance was achieved in spite of a cash hedge position exceeding 10% for most of the year.

Naturally, after two strong years of stock price recovery comes the million dollar question: What will happen to stock prices in 2011?  We would like to make guarantees of X% gains this year.   I would also like to be twenty years younger and play golf like Phil Mickelson, but that also is not going to happen.  The truth is we just don’t know and neither does anyone else.   As we survey the landscape, there is much to be positive about.  The economy is slowly growing, stocks are under owned and selectively undervalued.  The health of corporations has improved along with increasing sales and earnings.  The growing world economy continues to drive the need for everything  from automobiles to zinc.  There are also areas of concern as well.  Unemployment remains stubbornly high and is a drag on the consumer sector.  Out of control spending and deficit borrowing looms as a long term issue which must be addressed.   Europe faces significant problems today in unwinding an unsustainable welfare state.  However, experience tells us that no matter what the current circumstances are, great companies purchased at low valuations tend to make great long term investments .  Where do we see such opportunities today?  Right here in the USA in value priced large cap companies.  These firms have been continuing to grow revenues and earnings (especially overseas), increasing dividends and improving their already strong balance sheets over the past few years, while the market has focused on smaller and lower quality companies.  We believe that this trend will reverse and we are positioning the Fund to take advantage of the opportunities presented.  We also continue to hold large positions in energy and materials stocks in spite of their strong recent performance.  We believe that our short term fiscal and monetary stimulus is stoking commodity inflation and recent government actions show us nothing to change our outlook. With this view on inflation, let me remind you of the warning we shared in our semi-annual letter last summer.  We believed that a bubble in bonds was building and that investments in bonds were priced to provide very little upside and tremendous downside.  Our fears about bonds were realized when we watched the 10 year treasury bond yield rise from a low of 2.41% in early October  to 3.30% by the end of December.    We believe that if bonds continue in this direction, it will be positive for assets flows into stocks.    According to a study by Wells Fargo, pension funds held only 30% of assets in stocks at the end of 2010, an all time low.  This is well below the 45% average of the past fifty years.  A move back to the average stock weighting of 45% by these pension funds would be very bullish for equities.

We appreciate the confidence you have in your Portfolio Managers.  We consider it a great privilege to serve you as you seek to be good stewards of your investment resources.  Thank you.

With Kindest Regards,

Rick Weitz

Dennis Connor

Portfolio Manager

President

January 2011

CAMCO INVESTORS FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING DECEMBER 31, 2010

	1 Year	3 Year	5 Year	Since Inception *	Ending Value
Camco Investors Fund	14.62%	(3.65)%	(1.63)%	0.97%	$10,814
S&P 500 Index	15.06%	(2.86)%	2.28%	6.60%	$16,755
Domini 400 Social Index	11.89%	(1.39)%	2.41%	6.35%	$16,442
Russell 3000 Value Index	16.23%	(3.90)%	1.44%	7.27%	$17,634

Camco Investors Fund
S&P 500 Index
Domini 400 Social Index
Russell 3000 Value Index
20,000
15,000
10,000
5,000
12/4/2002 (Fund Inception)
December-02
June-03
December-03
June-04
December-04
June-05
December-05
June-06
December-06
June-07
December-07
June-08
December-08
June-09
December-09
June-10
December-10

* This chart assumes an initial investment of $10,000 made on December 4, 2002, following an investment adviser and investment objective change that was approved December 4, 2002.  The investment adviser began trading pursuant to the new investment objectives on August 11, 2004. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Domini 400 Social Index (“DS400”) is a market-cap-weighted stock index of 400 publicly traded American companies that have met certain standards of social and environmental excellence.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (866) 878-5677.

CAMCO INVESTORS FUND

           PORTFOLIO ANALYSIS

             DECEMBER 31, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Camco Investors Fund
	Schedule of Investments
	December 31, 2010

Shares		Value

COMMON STOCKS - 67.42%

Arrangement of Transportation of Freight & Cargo - 2.87%
6,000	The Brinks Co.	$ 161,280
32,000	Euroseas Ltd.	118,141
		279,421
Commercial Services & Supplies - 1.90%
6,000	Paychex Inc.	185,460

Communications Equipment - 2.24%
3,100	L-3 Communications Holdings, Inc.	218,519

Computer Peripheral Equipment, NEC - 1.36%
25,000	Brocade Communications Systems, Inc. *	132,250

Containers & Packaging - 2.09%
8,000	Sealed Air Corp.	203,600

Drilling Oil & Gas Wells - 1.87%
8,000	Weatherford International Ltd. *	182,400

Electrical Equipment - 5.09%
5,442	Dominion Resources, Inc.	232,482
7,450	Tyco Electronics Ltd. (Switzerland)	263,730
		496,212
Electronic Equipment & Instruments - 1.05%
25	Flextronics International Ltd. (Singapore) *	196
2,450	Tyco International Ltd. (Switzerland)	101,528
		101,724
Food & Staples Retailing - 1.81%
6,000	Sysco Corp.	176,400

Health Care Equipment & Supllies - 8.69%
4,450	Covidien Ltd. (Ireland)	203,187
7,200	Medtronic, Inc.	267,048
3,500	Stryker Corp.	187,950
3,500	Zimmer Holding, Inc. *	187,880
		846,065
Insurance - 2.97%
14,500	Montpelier Re Holdings Ltd. (Bermuda)	289,130

Machinery - 2.83%
7,000	Graco, Inc.	276,150

Metals & Mining - 8.81%
2,400	Compass Minerals International, Inc.	214,248
1,400	Freeport Mcmoran Copper & Gold, Inc.	168,126
7,000	Natural Resources Partners, LP	232,400
5,000	Southern Copper Corp.	243,700
		858,474
Oil, Gas Consumable Fuels - 11.52%
8,000	Chesapeake Energy Corp.	207,280
3,300	Exxon Mobil Corp.	241,296
4,325	Kinder Morgan Energy Partners, LP	303,875
5,500	National Oilwell Varco, Inc.	369,875
		1,122,326
Pharmaceuticals - 2.82%
13,000	Mylan, Inc. *	274,690

Road & Rail - 2.65%
4,000	CSX Corp.	258,440

Semiconductors & Related Devices - 2.20%
19,000	MEMC Electric Materials, Inc. *	213,940

Software - 2.47%
5,200	Automatic Data Processing, Inc.	240,656

Specialty Retail - 2.18%
8,450	Lowe's Companies, Inc.	211,926

TOTAL FOR COMMON STOCKS (Cost $5,358,193) - 67.42%		6,567,783

EXCHANGE TRADED FUNDS - 12.81%
3,300	I-Shares Barclay TIPS Bond	354,816
9,000	Ishares Silver *	271,620
4,600	Market Vectors Gold Miners	282,762
8,500	Market Vectors JR Gold	339,065

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $953,773) - 12.81%		1,248,263

REAL ESTATE INVESTMENT TRUSTS - 2.23%
4,600	Saul Centers, Inc.	217,810

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $157,137) - 2.23%		217,810

SHORT TERM INVESTMENTS - 17.65%
1,719,353	US Bank Repurchase Agreement, 0.01%, dated 12/31/2010, due 1/3/2011
	repurchase price $1,719,353, collateralized by U.S. Treasury Bonds	1,719,353

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $1,719,353) - 17.65%		1,719,353

TOTAL INVESTMENTS (Cost $8,188,456) - 100.11%		9,753,209

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.11)%		(10,901)

NET ASSETS - 100.00%		$ 9,742,308

* Non-income producing securities during the period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2010, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 6,567,783	-	-	$ 6,567,783
Exchange Traded Funds	1,248,263	-	-	1,248,263
Real Estate Investment Trusts	217,810	-	-	217,810
Short-Term Investments:
US Bank Repurchase Agreement	1,719,353	-	-	1,719,353

	$ 9,753,209	-	-	$ 9,753,209

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Assets and Liabilities
December 31, 2010

Assets:
Investments in Securities, at Value (Cost $8,188,456)	$ 9,753,209
Receivables:
Dividends and Interest	5,419
Total Assets	9,758,628
Liabilities:
Due to Advisor	16,320
Total Liabilities	16,320
Net Assets	$ 9,742,308

Net Assets Consist of:
Paid In Capital	$ 10,677,251
Accumulated Realized Loss on Investments	(2,499,696)
Unrealized Appreciation in Value of Investments	1,564,753
Net Assets, for 948,426 Shares Outstanding	$ 9,742,308

Net Asset Value Per Share	$ 10.27

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Operations
For the year ended December 31, 2010

Investment Income:
Dividends	$ 164,735
Interest	123
Total Investment Income	164,858

Expenses:
Advisory Fees (Note 3)	170,797
Total Expenses	170,797

Net Investment Income	(5,939)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(101,873)
Net Change in Unrealized Appreciation on Investments	1,342,470
Realized and Unrealized Gain on Investments	1,240,597

Net Increase in Net Assets Resulting from Operations	$ 1,234,658

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2010	12/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ (5,939)	$ 19,626
Net Realized Loss on Investments	(101,873)	(1,177,506)
Capital Gain Distributions from Portfolio Companies	-	82
Unrealized Appreciation on Investments	1,342,470	2,532,626
Net Increase in Net Assets Resulting from Operations	1,234,658	1,374,828

Distributions to Shareholders:
Net Investment Income	-	(19,626)
Return of Capital	-	(12,870)
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	(32,496)

Capital Share Transactions (Note 4)	87,969	550,210

Total Increase in Net Assets	1,322,627	1,892,542

Net Assets:
Beginning of Year	8,419,681	6,527,139

End of Year (Including Undistributed Net Investment Income of $1,064 and $0, respecitvely)	$ 9,742,308	$ 8,419,681

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006

Net Asset Value, at Beginning of Year	$ 8.96	$ 7.39	$ 11.71	$ 13.02	$ 11.45

Income From Investment Operations:
Net Investment Income (Loss) *	(0.01)	0.02	0.04	0.04	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	1.32	1.58	(4.25)	(1.32)	1.61
Total from Investment Operations	1.31	1.60	(4.21)	(1.28)	1.62

Distributions:
Net Investment Income	-	(0.02)	(0.04)	(0.02)	(0.01)
Return of Capital	-	(0.01)	-	-	(0.04)
Realized Gains	-	-	(0.07)	(0.01)	-
Total from Distributions	-	(0.03)	(0.11)	(0.03)	(0.05)

Net Asset Value, at End of Year	$ 10.27	$ 8.96	$ 7.39	$ 11.71	$ 13.02

Total Return **	14.62%	21.71%	(35.89)%	(9.82)%	14.22%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,742	$ 8,420	$ 6,527	$ 10,265	$ 10,364
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%	2.25%	1.98%
Ratio of Net Investment Income to Average Net Assets	(0.07)%	0.28%	0.36%	0.28%	0.10%
Portfolio Turnover	26.86%	13.51%	21.42%	35.88%	16.27%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note 1. Organization

The CAMCO Investors Fund (the “Fund”) was organized as diversified series of CAMCO Investors Trust (the “Trust”) on October 12, 2006 and commenced operations on February 8, 2007.  The Fund was organized to acquire all the assets of CAMCO Investors Fund, a Pennsylvania corporation (the “Predecessor Fund”), in a tax-free reorganization, effective February 8, 2007 (the “Reorganization”).  The Predecessor Fund was organized on January 1, 1998.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 12, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The Fund’s investment objective is  capital appreciation. The investment adviser to the Fund is Cornerstone Asset Management, Inc. (the “Adviser”).

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair Value Disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Adviser is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Reclassifications- In accordance with GAAP, the Fund recorded a permanent book/tax difference of $5,939 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2007-2010, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement and Transactions with Affiliates

Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, fees and expenses of acquired funds, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that the Adviser may provide will be at no additional expense to the Fund.  For the year ended December 31, 2010, the Adviser earned a fee of $170,797 from the Fund.  At December 31, 2010, the Fund owed the Adviser $16,320.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and Trustees of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and Trustees of the Fund and of the Adviser receive no compensation for such transactions.

Note 4. Capital Share Transactions

Paid in capital at December 31, 2010, was $10,683,190 representing 948,426 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock.

Transactions in capital stock were as follows:

	Year Ended 12/31/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount
Shares sold	101,783	$945,045	214,787	$1,692,523
Shares issued in reinvestment of dividends	-	-	3,514	31,735
Shares redeemed	(93,364)	(857,076)	(161,031)	(1,174,048)
Net increase	8,419	$ 87,969	57,270	$550,210

Note 5. Investment Transactions

For the year ended December 31, 2010, purchases and sales of investment securities other than short-term investments aggregated $1,967,468 and $2,153,650, respectively.

Note 6. Tax Matters

As of December 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund was as follows:

Undistributed ordinary income

$      -0-

Capital loss carryforward expiring 12/31/17+

$2,397,823

Capital loss carryforward expiring 12/31/18+

$   101,873

Post –October capital loss deferrals between realized 11/1/10 and 12/31/10*

$      -0-

Gross unrealized appreciation on investment securities

$1,806,980

Gross unrealized depreciation on investment securities

   (242,227)

Net unrealized depreciation on investment securities

$1,564,753

Cost of investment securities, including ST investments

$8,188,455

+The capital loss carry forward will be used to offset any capital gains realized by the Funds in the future years through the expiration date.  The Fund will not make distributions from capital gains while a capital loss carryforward remains.

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid during the year ended December 31, 2010, and the year ended December 31, 2009, were as follows:

	12/31/2010	12/31/2009
Ordinary Income	$ -	$19,626
Return of Capital	-	12,870
Capital Gain	-	-
	$ -	$32,496

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of December 31, 2010, Pershing LLC held for the benefit of others, in aggregate, owned approximately 67.48% of the Fund’s shares and may be deemed to control the Fund.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

CAMCO Investors Fund

We have audited the accompanying statement of assets and liabilities of CAMCO Investors Fund, (the "Fund"), including the schedule of investments, as of December 31, 2010 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CAMCO Investors Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
February 28, 2011

Camco Investors Fund
Expense Illustration
December 31, 2010 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur ongoing costs which consist solely of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2010	December 31, 2010	July 1,2010 to December 31,2010

Actual	$1,000.00	$1,213.95	$11.05
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.22	$10.06

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CAMCO INVESTORS FUND

TRUSTEES & OFFICERS

DECEMBER 31, 2010 (UNAUDITED)

Independent Trustees

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Col. Richard Bruss c/o Camco Investors Fund 30 E. Main St. Berryville, VA 22611 Age: 78	Trustee	One Year/ First Elected 12/04/02	Retired – USAF (1990 – present)	1	None
Charles J. Bailey c/o Camco Investors Fund 30 E. Main St. Berryville, VA 22611 Age: 65	Trustee	One Year/ First Elected 12/04/02	Regional Mgr. Tollgate Inc. (1995 – present)	1	None
Malcolm R. Uffelman c/o Camco Investors Fund 30 E. Main St. Berryville, VA 22611 Age: 74	Trustee	One Year/ First Elected 12/04/02	Vice President, Contact, Inc. (a communications company) (2000 – present)	1	None

Interested Trustee and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Dennis M. Connor[1] c/o Camco Investors Fund 30 E. Main St. Berryville, VA 22611 Age: 54	President and Trustee	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus c/o Camco Investors Fund 30 E. Main St. Berryville, VA 22611 Age:70	Treasurer and Chief Compliance Officer	One Year/ First Elected 12/04/04	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz c/o Camco Investors Fund 30 E. Main St. Berryville, VA 22611 Age: 52	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1992 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A

1 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2010 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Approval of Management Agreement

In connection with a regular meeting held on December 16, 2010, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of advisory agreement between Cornerstone Asset Management, Inc., (the “Adviser”) and the CAMCO Investors Trust on behalf of the CAMCO Investors Fund (the “Advisory Agreement”).

As to the investment performance of the Fund, the Trustees reviewed information regarding the Fund’s performance compared to the Fund’s benchmark, the Domini 400 Social Index, as well as the S&P 500.  A representative from the Adviser verbally presented information regarding the performance of the Ave Maria Fund and the Timothy Funds, each mutual funds with socially responsible investment strategies similar to that of the Fund (the “Peer Funds”), for comparative purposes.  Following discussion regarding the performance of the Fund, it was the consensus of the Board that the Fund’s performance was consistent with the economic climate, and the Board indicated that, overall, it was satisfied with the Fund’s performance.  At the end of this discussion, the Adviser proposed to the Board that a new benchmark for performance be considered to replace the Domini 400 Social Index.  The Adviser indicated that Domini was not timely in providing performance data, and that the Russell 3000 Value Index more closely matched the multi-cap value orientation of the Fund. The Adviser then provided a comparison chart outlining how closely the performance of the Fund and the Russell 300 Value Index matched.  Counsel to the Trust then indicated that  was reasonable, as long as both benchmarks were presented in performance data for the Fund, and that one year from now, the Board was free to remove the Domini 400 Social Index if they deemed it appropriate at that time.

As to the Adviser’s business and qualifications of personnel, the Trustees examined a copy of the Adviser’s most recent registration statement on Form ADV and reviewed the experience of the portfolio managers.  The President of the Trust discussed with the Trustees a recent unaudited balance sheet for the Adviser.  The President of the Trust then informed the Board that there had been no significant changes in the Adviser’s personnel, or principal activities.  He also described the services to be provided to the Fund and noted that there would be no changes to those services.  The president then outlined changes in the ownership of the Adviser, which primarily changed the ownership percentages of key personnel of the Adviser.

The Trustees also noted that the Adviser was still currently undergoing an SEC audit, as the SEC had not provided the final document indicating they had no more comments at this time. As a reminder while the audit is still technically open, the SEC had noted no major deficiencies in the Fund’s operations. Based on the information presented to the Board and their discussions with the portfolio managers, the Trustees concluded that the Adviser continues to provide high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from their relationships with the Fund, the Adviser reviewed the expenses of the Peer Funds.  The Fund’s overall expense ratio was within the range of that charged to the Peer Funds.  The Board noted that while the Ave Maria Fund’s expense ratio was lower than the Fund’s, it was anticipated that the Fund’s expense ratio would approximate that of the Ave Maria Fund once the Fund reached similar asset levels and economies of scale were achieved.  The Board was also reminded that the expense ratio of the Fund was significantly less than the class B shares of the Timothy Funds which are approximately 2.3%-2.4%, even though the Timothy Funds had four to ten times the assets held in the Fund.  Following discussion, the Board indicated satisfaction with the total expense ratio of the Fund.  After consideration, it was the consensus of the Board that the management fee was reasonable in light of the quality of the services the Fund receives from the Adviser and the level of fees paid by funds in the Peer Funds.

The Trustees next reviewed information regarding the direct and indirect expenses of the Fund incurred by the Adviser, and the income received by the Adviser in managing the Fund.  The Adviser noted that the indirect expenses allocated to the Fund were allocated on the basis of revenue to the Adviser.  The Adviser stated it paid for all research on behalf of the Fund and did not utilize soft dollars.  The Adviser also stated that neither the Adviser nor the officers of the Fund receive additional compensation from the affiliated broker that executes trades on behalf of the Fund, and that the trading costs combined with the low turnover of the Fund's portfolio added a much smaller “hidden cost” to shareholders than most other mutual funds  Following discussion, the Trustees concluded that the Adviser had only been marginally profitable with respect to the Fund and therefore the Adviser’s profits were not excessive. It was also the consensus of the Board that the Adviser’s profits were nonetheless adequate to ensure that the firm had adequate resources to continue to meet its obligations to pay Fund expenses and provide quality investment advisory services to the Fund.

As to economies of scale, the Trustees concluded that economies of scale will be realized as the Fund’s assets grow.  The Board acknowledged that while a consideration of economies of scale was not relevant at this time, they would continue evaluate opportunities for the Adviser to pass on such cost savings to the Fund’s shareholders.

The Board then temporarily adjourned for an executive session of the Independent Trustees with Trust counsel.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders, and unanimously voted to renew the Advisory Agreement for an additional year.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Malcom Uffelman

Investment Adviser

Cornerstone Asset Management, Inc.

30 East Main St.

Berryville, VA  22611

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Directors has determined that Mr. Malcolm Uffelman is a financial expert.  Mr. Uffelman is an independent Director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 12,000

FY 2009

$ 12,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2010

$ 0

$ 0

FY 2009

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2010

$ 1,800

$ 0

FY 2009

$ 1,800

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2009

$ 0

$ 0

FY 2008

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2010

$ 1,800

FY 2009

$ 1,800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 9, 2011

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date March 9, 2011